July 23, 2013 1 United Stationers Inc. Earnings Presentation Second Quarter 2013 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

July 23, 2013 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following:  prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-
enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration;
United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of
United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this news release is made as of this date only, and the company does not undertake to update any forward-looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

July 23, 2013
Headlines For the Three Months Ended June 30, 2013
Sales were $1.3 billion, flat compared with Q2 2012.
Earnings per diluted share were $0.86 up 30%, compared with Q2 2012
EPS of $0.66.
Gross margin of $201.9 million or 15.8% of sales, was up from $188.3 million or 14.8% of sales in the prior-year quarter.
Operating expenses in Q2 2013 were $143.0 million or 11.2% of sales, compared with $137.9 million or 10.8% of sales in Q2 2012.
Operating income was $58.9 million or 4.6% as a percent of sales, and up from $50.3 million or 3.9% of sales in the prior-year quarter.
Net income was $34.7 million, compared with $27.0 million in Q2 2012.
Net cash provided by operating activities was $58.7 million in Q2 2013 versus $20.4 million in Q2 2012.
During the quarter, the Company repurchased 1.0 million shares for $32.7 million and paid a cash dividend of $5.6 million to common shareholders.
3

July 23, 2013 4
Consolidated Statement of Income
For the Three Months Ended June 30, 2013 and 2012
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) QTD Q2 2013 QTD Q2 2013 QTD Q2 2012 QTD Q2 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,274,494 $   1,275,710 $   (1,216) $     (0.1%)
Gross Margin 201,936         15.84% 188,259         14.76% 13,677       7.3% 108
Operating Expense 143,009         11.22% 137,935         10.82% (5,074)        (3.7%) (40)
Operating Income 58,927          4.62% 50,324          3.94% 8,603         17.1% 68
Interest & Other 2,856            7,070            4,214
Taxes 21,401          16,225          (5,176)
Net Income 34,670 $        27,029 $        7,641 $
Diluted Shares (000s) 40,328          40,887          (559)           (1.4%)
Diluted EPS 0.86 $           0.66 $           0.20 $        30%

July 23, 2013
Headlines For the Six Months Ended June 30, 2013
Sales were $2.5 billion, flat to YTD June 2012.
Adjusted earnings per diluted share were $1.42*, compared with an adjusted YTD June 2012 EPS of $1.11*.
Gross margin rate of 15.5% was up from 14.5% last year.
Adjusted operating expenses YTD June 2013 were $291.9 million* or
11.6%* of sales, compared with an adjusted $281.0 million* or 11.0%* of sales in the prior-year period.
Adjusted operating income was $98.6 million* or 3.9%* as a percent of sales, up from an adjusted $88.2 million* or 3.5%* of sales in the prior-year period.
Adjusted net income was $57.5 million*, compared with an adjusted $46.0 million* in the same period last year.
Net cash provided by operating activities was $45.3 million versus $48.3 million in the prior year period.
During the year, the Company repurchased 1.2 million shares for $39.8 million and paid cash dividends of $11.2 million to common shareholders.
5

July 23, 2013
Consolidated Statement of Income
For the Six Months Ended June 30, 2013 and 2012
6
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) YTD Q2 2013 YTD Q2 2013 YTD Q2 2012 YTD Q2 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 2,524,979 $  2,547,357 $  (22,378) $     (0.9%)
Workday Adjusted Sales Growth (0.1%)
Gross Margin 390,461 15.46% 369,188 14.49% 21,273 5.8% 97
Operating Expense 306,293 12.13% 287,272 11.28% (19,021) (6.6%) (85)
Operating Income 84,168 3.33% 81,916 3.21% 2,252 2.7% 12
Interest & Other 5,969 14,236 8,267
Taxes 29,655 25,539 (4,116)
Net Income 48,544 $       42,141 $       6,403 $
Diluted Shares (000s) 40,475 41,626 (1,151) (2.8%)
Diluted EPS 1.20 $          1.01 $          0.19 $         18.8%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 291,861 $     11.56% 281,025 $     11.03% (10,836) $     (3.9%) (53)
Adjusted Operating Income 98,600 3.90% 88,163 3.46% 10,437 11.8% 44
Adjusted Net Income 57,492 46,014 11,478 24.9%
Adjusted Diluted EPS 1.42 $          1.11 $          0.31 $         28%

Q2 2013
Sales Mix
Office Products
26%
Technology
30%
Janitorial/
Breakroom
27%
Industrial
11%
Furniture
6%

July 23, 2013 7
Sales by Product Category – Q2 2013
Sales Sales Sales Sales Sales
growth
(decline)
Q2 2013
Q1 2013 Q4 2012
Q3 2012 Q2 2012
Category
vs Q2 2012 vs Q1 2012 vs Q4 2011
vs Q3 2011
vs Q2 2011
Technology (6.3%) (5.9%) (0.1%) (4.5%) (2.8%)
Office Products (4.0%) (6.5%) 1.2% 1.2% (0.8%)
Janitorial/
Breakroom
2.6% 3.0% 1.9% 2.3% 5.9%
Industrial 31.5% 35.7% 30.3% 7.0% 13.2%
Furniture (5.0%) (3.1%) 3.9% (2.9%) 0.3%
growth
(decline)
growth
(decline)
growth
(decline)
growth
(decline)

July 23, 2013
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012
Channel vs Q2 2012 vs Q1 2012 vs Q4 2011 vs Q3 2011 vs Q2 2011
Independent
& Other 0.0% 0.1% 3.8% 1.0% 3.6%
Nationals (0.9%) (1.3%) 1.9% (7.4%) (12.2%)
Independent
& Other
89%
Nationals
11%
Q2 2013
8
Sales by Channel – Q2 2013

July 23, 2013 9
Gross Margin
dollars in millions
Q2 12 Q3 12 Q4 12 Q1 13 Q2 13
Dollars
$188.3 $203.8 $201.7 $188.5 $201.9
Rate
14.8% 15.8% 16.2% 15.1% 15.8%
10.0%
12.5%
15.0%
17.5%
20.0%
$100.0
$125.0
$150.0
$175.0
$200.0

July 23, 2013 10
Adjusted Operating Expense*
dollars in millions
Q2 12 Q3 12 Q4 12 Q1 13 * Q2 13
Dollars $137.9 $140.1 $146.3 $148.9 $143.0
Rate
10.8% 10.9% 11.8% 11.9% 11.2%
7.5%
10.0%
12.5%
15.0%
$100.0
$125.0
$150.0

July 23, 2013 11
Adjusted Operating Income*
dollars in millions
Q2 12 Q3 12 Q4 12 Q1 13 * Q2 13
Dollars
$50.3 $63.6 $55.4 $39.7 $58.9
Rate
3.9% 4.9% 4.4% 3.2% 4.6%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

July 23, 2013 12
Adjusted Earnings per Share*
shares in millions
Q2 12 Q3 12 Q4 12 Q1 13 * Q2 13
EPS
$0.66 $0.91 $0.81 $0.56 $0.86
Diluted Shares 40.887 40.530 40.406 40.628 40.328
-
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90

July 23, 2013 13
Working Capital Summary
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013
Accounts Receivable 642.0 $         655.0 $         669.0 $         658.8 $            632.2 $            662.2 $
Inventories (LIFO) 672.3            692.9            643.6            767.2               726.2               732.2
Accounts Payable 433.7            446.6            443.0            495.3               431.9               475.2
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 2013
Net Trade A/R DSO 40                  40                  40                  40                    39                    39
Inventory Turns 6.2                 6.4                 6.5                 5.9                   5.7                   5.9
A/P as % Inventory (LIFO) 65% 64% 69% 65% 59% 65%
A/P as % Inventory (FIFO) 56% 56% 59% 57% 52% 56%

July 23, 2013 14
Cash Flows
QTD QTD QTD QTD 2012 QTD QTD 2013
$ Millions Q1 12 Q2 12 Q3 12 Q4 12 YTD Q1 13 Q2 13 YTD
Net Income 15.1 $           27.0 $           36.8 $           32.9 $           111.8 $         13.8 $           34.7 $           48.5 $
Depreciation & Amortization 8.8               9.0               9.2               10.1             37.1             9.7               10.1             19.8
Share-based compensation 1.9               1.3               2.0               3.5               8.7               2.4               3.1               5.5
Change in Accounts Receivable 17.6             (13.2)            (13.7)            31.1             21.8             26.3             (30.3)            (4.0)
Change in Inventory 70.0             (21.1)            49.7             (88.2)            10.4             40.8             (9.2)              31.6
Change in Accounts Payable (65.3)            12.8             (3.5)              40.3             (15.7)            (63.2)            43.1             (20.1)
Change in Other Working Capital (2.4)              5.4               19.4             (0.5)              21.9             (30.6)            11.8             (18.8)
Change in Working Capital 19.9             (16.1)            51.9             (17.3)            38.4             (26.7)            15.4             (11.3)
Other (17.8)            (0.8)              7.5               4.9               (6.2)              (12.6)            (4.6)              (17.2)
Cash provided by operating activities 27.9             20.4             107.4            34.1             189.8            (13.4)            58.7             45.3
Capital Expenditures (4.5)              (5.8)              (10.0)            (12.5)            (32.8)            (9.1)              (7.9)              (17.0)
Proceeds from disposition of fixed assets 0.1               0.0               0.1               0.6               0.8               0.1               3.4               3.5
Net cash used for capital expenditures * (4.4)              (5.8)              (9.9)              (11.9)            (32.0)            (9.0)              (4.5)              (13.5)
Free Cash Flow * 23.5 $           14.6 $           97.5 $           22.2 $           157.8 $         (22.4) $          54.2 $           31.8 $

July 23, 2013 15
Debt and Capitalization
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013
Debt 512.2 $      527.1 $      455.0 $      524.4 $      537.0 $      518.5 $
Equity 682.6         689.2         710.8         738.1         755.1         760.5
Total capitalization 1,194.8 $    1,216.3 $    1,165.8 $    1,262.5 $    1,292.1 $    1,279.0 $
Debt-to-total capitalization 42.9% 43.3% 39.0% 41.5% 41.6% 40.5%